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                               SUPPLEMENT NUMBER 2


                           Dated as of March 31, 1993



                                       to



                               SECURITY AGREEMENT

                             Dated November 22, 1988


                                       by


                            ZAPATA HAYNIE CORPORATION


                                   in favor of

                          THE UNITED STATES OF AMERICA


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                    SUPPLEMENT NUMBER 2 TO SECURITY AGREEMENT

     SUPPLEMENT NUMBER 2, dated as of March 31, 1993 (this "Supplement"), to Security Agreement (the "Original Security Agreement") dated November 22, 1988, by Zapata Haynie Corporation, a Virginia corporation (the "Debtor"), in favor of the United States of America, acting by and through the Secretary of Commerce, National Marine Fisheries Service, National Oceanic and Atmospheric Administration (the "Secured Party").

     WHEREAS, the Debtor has heretofore executed and delivered to the Secured Party the Original Security Agreement to secure payment of certain promissory notes dated November 22, 1988 in the aggregate principal amount of $4,279,838 (the "First Notes");

     WHEREAS, the Original Security Agreement was amended and supplemented by Supplement Number 1 dated July 18, 1989 ("Supplement Number 1") pursuant to which the Debtor executed and delivered to the Secured Party promissory notes dated July 18, 1989 in the aggregate principal amount of $4,675,000 (the "Second Notes");

     WHEREAS, as security for the payment of the First Notes and the Second Notes, the Debtor granted a security interest in certain steel hull boats purse boats described in the Original Security Agreement and in Supplement Number 1 (collectively, the Original Security Agreement and Supplement Number 1 are referred to as the "Security Agreement");

     WHEREAS, the First Notes and the Second Notes were delivered to the Secured Party in connection with the Guarantee by the Secured Party of certain promissory notes (the "Guaranteed Notes") issued by the Debtor to Delta Life Securities, Inc. and subsequently assigned to Delta Life & Annuity Company.

     WHEREAS, the Secured Party has agreed to permit the Debtor to refinance the Guaranteed Notes by issuing ten new United States Guaranteed Notes: five notes to Delta Life & Annuity Company and five notes to Bear, Stearns Securities Corp., in the same aggregate outstanding principal balance of the Guaranteed Notes (the "New Guaranteed Notes") and to use the proceeds thereof to redeem the Guaranteed Notes;

     WHEREAS, the First Notes and the Second Notes have been amended on the date hereof (the "Amended Notes") to reflect the New Guaranteed Notes.

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the Secured Party and Debtor hereby agree as follows:

     The Security Agreement is hereby amended and supplemented as follows:

     1. All references in the Security Agreement to "Notes" shall be deemed references to the Amended Notes.





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                                      - 2 -

    2. Except as provided herein, the grant by Debtor of a security interest in the certain steel hull purse boats described in the Security Agreement, as amended hereby, is in full force and effect and the Secured Party's interest in the collateral is in no way affected by this Supplement.

     3. The Debtor, as additional security for each of the Amended Notes, agrees to be bound by the following covenants:

        3.1 Should a limited fisheries access system be initiated at some future date under which the Debtor is granted a transferable fishery conservation and management allocation (including, but not limited to, allocations, permits, quotas, licenses, cage tags, or any other fisheries access restriction or right [however characterized] of whatsoever nature) affecting, necessary for, or in any other way (however characterized) associated with any of the property included in or subject to the Security Agreement, the Debtor agrees that it shall grant to Secured Party a full senior security interest in such allocation by whatsoever means deemed by the Secured Party (in its sole discretion) to be appropriate (including, but not limited to, the Debtor's execution of security agreements and the filing of financing statements under the U.C.C.). Further, in the event that the Debtor fails to do so, the Debtor hereby irrevocably appoints the Secured Party its true and lawful attorney in fact for the purpose of executing, delivering and otherwise perfecting whatever documents may be required to perfect the grant to the Secured Party of such a full security interest in such fisheries conservation and management allocation.

        3.2 Overdue guarantee fees under any New Guaranteed Note shall, beginning with the first day such guarantee fees are due but unpaid, be added to the principal of the Note corresponding with such New Guaranteed Note, earn interest at the same rate as specified in the Note for overdue principal, and be secured by the Security Agreement. This shall not be deemed to have waived any of the Secured Party's rights under the Security Agreement and such overdue guarantee fees shall remain due and payable on their originally scheduled date.

     4. Schedule A to the Security Agreement is hereby amended, as attached hereto, to revise the certificate numbers of certain steel hull purse boats, to consolidate all boats affected by the Security Agreement onto one Schedule and to reflect the deletion from the coverage of the Security Agreement of the steel hull purse boats formerly located in Virginia but moved to Louisiana and to be covered by the Collateral Mortgage, Collateral Chattel Mortgage and Collateral Assignment of Leases dated November 18, 1988, as amended.

     5. This Supplement is executed as and shall constitute an instrument supplemental to and incorporated into the Security Agreement. The Security Agreement, as amended and supplemented by this Supplement, is in all respects ratified and confirmed and remains in full force and effect.





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                                      - 3 -

     IN WITNESS WHEREOF, the Debtor and Secured Party have caused this Supplement to be duly executed as of the day and year first above written.


                                     ZAPATA HAYNIE CORPORATION

                                     By:
                                            ---------------------------------
                                            Title:



                                     THE UNITED STATES OF AMERICA,
                                     acting by and through the
                                     Secretary of Commerce,
                                     Secured Party

                                     By:
                                            ---------------------------------
                                            Title:





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                         SCHEDULE A TO SUPPLEMENT NO. 2
                              TO SECURITY AGREEMENT



                                             Hull                Location
State of            Certificate          Identification          When Not
Registry               Number                Number               In Use
--------            -----------          --------------          --------
Mississippi         MI-7451-AK           MIZ00457C585                1
Mississippi         MI-7328-AK           MIZ00459C585                1
Mississippi         MI-8616-AL           MIZ22707A160                1
Mississippi         MI-8727-AL           MIZ22706A160                1








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(1)  Zapata Haynie Corporation, Moss Point Plant, 5735 Elder Ferry Road,
     Escatawpa, Mississippi 39552






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